UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 6, 2003


                                KELLWOOD COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                   001-07340                     362472410
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)



         600 Kellwood Parkway, St. Louis, Missouri                 63017
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (314) 576-3100




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Item 5.  Other Events and Regulation FD Disclosure

         On March 6, 2003, Kellwood Company, a Delaware corporation ("Kellwood") issued a press release setting forth its fourth quarter and year-end 2002 earnings. A copy of Kellwood's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On March 6, 2003, Kellwood issued two additional press releases. One press release, announcing the election of Larry R. Katzen to Kellwood's board of directors, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The other press release, announcing the appointment of Stephen L. Ruzrow and Donna B. Weaver as corporate vice presidents of Kellwood, is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Number No.        Description

         99.1 Press Release dated March 6, 2003, regarding Kellwood's fourth quarter and year-end 2002 earnings.

         99.2 Press Release dated March 6, 2003, regarding election of director.

         99.3 Press Release dated March 6, 2003, regarding appointment of officers.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               KELLWOOD COMPANY


                               By:      /s/ Thomas H. Pollihan
                                        ----------------------------------------
                                            Thomas H. Pollihan
                                            Senior Vice President, Secretary and
                                            General Counsel

Dated:  March 7, 2003



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